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                                                            EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1997, appearing on page F-3 of First Financial Caribbean Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.



                                       /s/ PRICE WATERHOUSE

                                       PRICE WATERHOUSE


San Juan, Puerto Rico
July 11, 1997